Exhibit 10.7

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (as may be amended, restated or modified from time to time, this “Pledge Agreement”), dated as of July 7, 2022, is made by and between Greg P. Bell (“Bell”), B2 Management Group LLC, a Nevada limited liability company (“B2 Management”), and B2digital, Inc., a Delaware corporation (together with its wholly owned subsidiaries listed on the signature page, “B2digital”), (each, a “Pledgor” and together the “Pledgors”), and GS Capital Partners, LLC, as pledgee (the “Pledgee”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of July 1, 2022 the date hereof (the “Agreement”), by and among B2digital (the “Borrower”), and the Pledgee, as lender, the Pledgee has agreed to advance to the Borrower a loan in the aggregate principal amount of Four Hundred Eighty Three Thousand Dollars (US$483,000.00), and Pledgee has previous advanced to the Borrower numerous other loans as listed in the attached Schedule A (together, the “Loans”), which Loans are further evidenced by promissory notes issued by the Borrower in favor of the Pledgee;

WHEREAS, as of the date hereof, B2 Management is the registered and beneficial owner of shares of B2digital’s Series A Preferred Stock and Bell is the registered and beneficial owner of Series B Preferred Stock, as set forth on Schedule B hereto (the “Pledged Shares”);

WHEREAS, it is a condition precedent to the Pledgee making the instant loan available to the Borrower under the Agreement that each Pledgor execute and deliver to the Pledgee, as security for the obligations of the Borrower to the Pledgee under the Loans, a pledge of all of Bell’s and B2 Management’s right, title and interest in and to the Pledged Shares, as well as certificates for the Pledged Shares (with executed Stock Powers); and

WHEREAS, it is a condition precedent to the Pledgee making the instant loan available to the Borrower under the Agreement that B2digital execute and deliver to the Pledgee, as security for the obligations of the Borrower to the Pledgee under the Loans, a pledge of all of B2digital’s present and future Accounts, Chattel Paper, Inventory, Equipment, Instruments, Investment Property, Documents, Letter of Credit Rights, Commercial Tort Claims, Deposit Accounts and General Intangibles, as any of the foregoing terms are defined in the Uniform Commercial Code (the “UCC”);

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Pledgor and the Pledgee agree as set forth below:

SECTION 1. Defined Terms. Except as otherwise defined herein, terms defined in the Agreement shall have the same meaning when used herein.

SECTION 2. Grant of Security.

2.1. As security for the Loans, Bell and B2 Management hereby pledge to the Pledgee the Pledged Shares and hereby grant to the Pledgee a first priority lien on and a first priority security interest in the following (collectively, the “Stock Collateral”):

(i) the Pledged Shares and all capital, revenue, profit, income, gain or other property or proceeds, return on contribution or otherwise with respect to the Pledged Shares;

(ii) all securities, moneys or property representing dividends or interest on any of the Pledged Shares, or representing a distribution in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares (exclusive of any equity holder Loans);

(iii) all right, title and interest of Bell and/or B2 Management in, to and under any policy of insurance payable by reason of loss or damage to the Pledged Shares and any other Stock Collateral;

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(iv) all other payments due or to become due to Bell and/or B2 Management in respect of the Pledged Shares whether under any organizational document or otherwise, whether as contractual obligations, damages or otherwise;

(v) all “accounts”, “general intangibles”, “instruments” and “investment property” (in each case as defined in the UCC) constituting or relating to the foregoing;

(vi) all Proceeds of any of the foregoing property of Bell and/or B2 Management (including, without limitation, any proceeds of insurance thereon, all “accounts”, “general intangibles”, “instruments” and “investment property”, in each case as defined in the UCC, constituting or relating to the foregoing); and

(vii) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

2.2: As security for the Loans, B2digital hereby pledges to the Pledgee and hereby grants to the Pledgee a first priority lien on and a first priority security interest in the following (collectively, the “General Collateral,” and with the “Shares Collateral”, the “Pledged Collateral”): In all B2digital’s present and future Accounts, Chattel Paper, Inventory, Equipment, Instruments, Investment Property, Documents, Letter of Credit Rights, Commercial Tort Claims, Deposit Accounts and General Intangibles, as any of the foregoing terms are defined in the UCC.

(i) As provided for in the UCC, Pledgee may notify any of B2digital’s account debtors that the underlying Account has been assigned to Pledgee by Maker and that payment thereof is to be made to the order of and directly and solely to Pledgee.

SECTION 3. Pledge Documents. Concurrently with the execution of this Pledge Agreement and upon the circumstances described in Section 6 hereof, each Pledgor shall execute and deliver to the Pledgee an irrevocable proxy in favor of the Pledgee in respect of the Pledged Shares in the form set out in Exhibit A hereto (the “Irrevocable Proxy”) and shall deliver to the Pledgee the certificates representing the Pledged Shares together with a signed, undated instrument of transfer in the form set out in Exhibit B hereto (an “Instrument of Transfer”) pertaining thereto duly executed in blank.

SECTION 4. Representations and Warranties. Each Pledgor represents and warrants that:

(a) each Pledgor is the legal and beneficial owner of, and has good and marketable title to, the Pledged Collateral, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the lien and security interest created and contemplated by this Pledge Agreement;

(b) each Pledgor has full power, authority and legal right to execute, deliver and perform its obligations under this Pledge Agreement and to create the lien and security interest contemplated by this Pledge Agreement;

(c) the Pledged Shares (i) have been duly and validly issued to each Pledgor, (ii) are evidenced by the certificates set forth on Schedule B, and (iii) are the only shares of that class issued by the Borrower at any time;

(d) the Pledged Shares are “securities” governed by Article 8 of the UCC;

(e) as of the date hereof, no Person has entered into any options, warrants or other agreements to acquire any of the Pledged Shares and there are no voting trusts or other member agreements or arrangements relating to any Pledged Collateral;

(f) this Pledge Agreement constitutes a valid obligation of each Pledgor, legally binding upon it and enforceable in accordance with its terms;

(g) the pledge, hypothecation, assignment of the Pledged Collateral and the delivery of the Pledged Shares (together with the Instrument of Transfers) pursuant to and/or described in this Pledge Agreement create a valid and perfected first priority security interest in the Pledged Collateral;

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(h) no consent of any other party (including equity interest holders of each Pledgor) is required in connection with the execution, delivery, performance, validity, enforceability or enforcement of this Pledge Agreement, and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity, enforceability or enforcement of this Pledge Agreement;

(i) the execution, delivery and performance of this Pledge Agreement will not violate or contravene any provision of any existing law or regulation or decree of any court, governmental authority, bureau or agency having jurisdiction in the premises or of the organizational documents of each Pledgor or of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which each Pledgor is a party or which purports to be binding upon it or any of its properties or assets and will not result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of its properties or assets pursuant to the provisions of any such mortgage, indenture, security agreement, contract, undertaking or other agreement; and

(j) the representations and warranties set forth in the Agreement insofar as they relate to each Pledgor are true and complete and each Pledgor shall comply with each of the covenants set forth in the Agreement which are applicable thereto.

SECTION 5. Pledgor Covenants. Each Pledgor hereby covenants that during the continuance of this Pledge Agreement:

(a) it shall warrant and defend the right and title of the Pledgee conferred by this Pledge Agreement in and to the Pledged Collateral at the cost of each Pledgor against the claims and demands of all persons whomsoever;

(b) it shall not sell, assign, transfer, charge, pledge or encumber in any manner any part of the Pledged Collateral or suffer to exist any encumbrance on the Pledged Collateral;

(c) it shall not vote the Pledged Shares in favor of the consolidation, merger, dissolution, liquidation or any other corporate reorganization of the issuer of such shares;

(d) it shall not, without the prior written approval of the Pledgee, alter or change the rights, preferences or privileges of the Pledged Shares by way of reverse stock split, reclassification, merger consolidation or otherwise, so as to adversely affect in any manner the voting rights including number of votes presently allowed or the conversion basis by which the shares of Pledged Shares are presently converted into shares of B2digital Common Stock;

(e) it shall not, without the prior written approval of the Pledgee, increase the authorized number of B2digital Preferred Shares;

(f) it shall not, without the prior written approval of the Pledgee, create any new class of shares having preferences over or being on a parity with the Pledged Shares as to dividends or assets;

(g) it shall not, without the prior written approval of the Pledgee, merge or consolidate with any other Company, except into or with a wholly-owned subsidiary of the Company with the requisite shareholder approval;

(h) it shall not, without the prior written approval of the Pledgee, sell, convey or otherwise dispose of, or create or incur any mortgage, lien, charge or encumbrance on or security interest in or pledge of, or sell and leaseback, all or substantially all of the property or business of the Company;

(i) it shall furnish to Pledgee from time to time statements and schedules further identifying and describing the Pledged Collateral as Pledgee reasonably requests, all in reasonable detail;

(j) it shall indemnify the Pledgee from, and hold it harmless against, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Pledged Collateral or in connection with the transaction contemplated by this Pledge Agreement; and

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(k) each Pledgor undertakes and agrees that so long as this Pledge Agreement shall remain in force and effect, and while any amount is owing on or related to the Loans, each Pledgor shall take any and all necessary actions (including all actions that may be requested by Pledgee from time to time), including in each Pledgor’s capacities as shareholders and Director of Borrower, to maintain the rights, privileges and economic value (including actual and proportionate voting rights) of the Pledged Collateral without offset, reduction, dilution or mitigation of any kind.

SECTION 6. Pledgee Covenant. Pledgee hereby covenants that, during the continuance of this Pledge Agreement, in the event the Pledgors receive a bona fide offer to purchase B2digital and or the Pledged Shares, even after the occurrence of an Event of Default under the terms of the Loans or this Agreement, Pledgee shall not oppose such acquisition, provided that the closing of such acquisition shall include the satisfaction of all B2digital’s Loans and obligations to the Pledgee.

SECTION 7. Delivery of Additional Collateral. If Bell and/or B2 Management shall become entitled to receive or shall receive any equity interests, option or rights, whether as an addition to, in substitution of, or in exchange for any of the Pledged Shares, Bell and B2 Management agree to accept the same as the agent of the Pledgee and to hold the same in trust for the benefit of the Pledgee and to deliver the same forthwith to the Pledgee in the exact form received, with the endorsement of Bell and/or B2 Management when necessary and/or appropriate undated Instruments of Transfer duly executed in blank, and Irrevocable Proxies for any shares of capital stock (or other equity or debt securities) so received, in substantially the forms attached hereto to be held by the Pledgee, subject to the terms hereof, as additional collateral security for the Loans.

SECTION 8. General Authority. Each Pledgor hereby consents that, without the necessity of any reservation of rights against each Pledgor, and without notice to or further assent by each Pledgor, any demand for payment of any of the Loans made by the Pledgee may be rescinded by the Pledgee and any of the Loans continued, and the Loans, or the liability of each Pledgor upon or for any part thereof, or any other collateral security (including, without limitation, any collateral security held pursuant to any of the other Transaction Documents) or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Pledgee, and the Transaction Documents, any guarantees and any other collateral security documents executed and delivered by each Pledgor or any other obligors in respect of the Loans may be amended, modified, supplemented or terminated, in whole or in part, as the Pledgee may deem advisable, from time to time, and any other collateral security at any time held by the Pledgee for the payment of the Loans (including, without limitation, any collateral security held pursuant to any other collateral security document executed and delivered pursuant to the Transaction Documents) may be sold, exchanged, converted, waived, surrendered or released, all without notice to or further assent by each Pledgor, which shall remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, conversion, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. Each Pledgor waives any and all notices of the creation, renewal, extension or accrual of any of the Loans and notice of or proof of reliance by the Pledgee upon this Pledge Agreement, and the Loans, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement, and all dealings between the issuer and the Pledgee shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. Each Pledgor waives diligence, presentment, protest, demand for payment and notice of default or non-payment to or upon each Pledgor with respect to the Loans.

SECTION 9. Voting Rights. The Pledgee shall, as the Pledgee and as the holder of the Irrevocable Proxies, receive five business days’ advance written notice of any annual or special meeting, as the case may be, of the shareholders of the issuer company. Pledgee shall be entitled to exercise such right (but not the obligation) to vote the Pledged Shares at its own discretion either (a) upon the occurrence of an Event of Default (which shall not be cured, as applicable) or (b) upon determination by the Pledgee in its sole discretion that any of the security created by or pursuant to this Pledge Agreement shall be deemed imperiled or jeopardized.

SECTION 10. UCC Filings. Each Pledgor does hereby authorize the Pledgee to do all things the Pledgee may deem to be necessary or advisable from time to time in order to perfect or maintain the security interest granted by this Pledge Agreement including, but not limited to, taking possession and control of the Pledged Shares and any other securities delivered pursuant to Section 6 above, and filing any and all Uniform Commercial Code financing statements or renewals thereof that Pledgor shall deem prudent in its sole discretion.

SECTION 11. Remedies. At any time after the occurrence of an Event of Default or in the event any of the security created by or pursuant to this Pledge Agreement shall be imperiled or jeopardized in a manner deemed material by the Pledgee in its sole discretion, the Pledgee shall be entitled, without further notice to each Pledgor:

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(a) subject to the limitations of Sections 9-610 and 9-615 of the UCC (to the extent applicable), to sell, assign, transfer and deliver at any time the whole, or from time to time any part, of the Pledged Collateral or any rights or interests therein, at public or private sale or in any other manner, at such price or prices and on such terms as the Pledgee may deem appropriate, and either for cash, on credit, for other property or for future delivery, at the option of the Pledgee, upon not less than 10 days’ written notice (which 10 day notice is hereby acknowledged by each Pledgor to be reasonable) addressed to each Pledgor at its last address provided to the Pledgee pursuant to this Pledge Agreement, but without demand, advertisement or other notice of any kind (all of which are hereby expressly waived by each Pledgor). If any of the Pledged Collateral or any rights or interests thereon are to be disposed of at a public sale, the Pledgee may, without notice or publication, adjourn any such sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, occur at the time and place identified in such announcement. If any of the Pledged Collateral or any rights or interests therein shall be disposed of at a private sale, the Pledgee shall be relieved from all liability or claim for inadequacy of price. At any such public sale the Pledgee may purchase the whole or any part of the Pledged Collateral or any rights or interests therein so sold. Each purchaser, including the Pledgee should it acquire the Pledged Collateral, at any public or private sale, shall hold the property sold free from any claim or right of redemption, stay, appraisal or reclamation on the part of each Pledgor which are hereby expressly waived and released to the extent permitted by applicable law. If any of the Pledged Collateral or any rights or interests therein shall be sold on credit or for future delivery, the Pledged Collateral or rights or interests so sold may be retained by the Pledgee until the selling price thereof shall be paid by the purchaser, but the Pledgee shall not incur any liability in case of failure of the purchaser to take up and pay for the Pledged Collateral or rights or interests therein so sold. In case of any such failure, the Pledged Collateral or rights or interests therein may again be sold on not less than 10 days’ written notice as aforesaid; and

(b) to exercise all voting and other equity interest rights at any meeting of any issuer of Pledged Shares and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Shares as if it was the absolute owner thereof, including, without limitation, the right to exchange at its discretion, such Pledged Shares upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer of the Pledged Shares or, upon the exercise by the issuer of the Pledged Shares or the Pledgee of any right, privilege or option pertaining to such Pledged Share, and in connection therewith, to deposit and deliver such Pledged Shares with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it.

SECTION 12. No Duty on Pledgee. The Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

SECTION 13. Miscellaneous.

13.1 Further Assurances. Each Pledgor agrees that if this Pledge Agreement shall, in the reasonable opinion of the Pledgee, at any time be deemed by the Pledgee, for any reason, insufficient in whole or in part to carry out the true intent and spirit hereof, it shall execute or cause to be executed such other documents or deliver or cause to be delivered such further assurances as in the opinion of the Pledgee may be required in order to more effectively accomplish the purposes of this Pledge Agreement including, without limitation, an alternative pledge or such other alternative security as the Pledgee shall require.

13.2 Remedies Cumulative and Not Exclusive; No Waiver. Each and every right, power and remedy herein given to the Pledgee shall be cumulative and shall be in addition to every other right, power and remedy of the Pledgee now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Pledgee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No failure, delay or omission by the Pledgee in the exercise of any right or power or in the pursuance of any remedy accruing upon any breach or default by each Pledgor or Borrower shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Pledgee of any security or of any payment of or on account of any of the amounts due from each Pledgor or Borrower to the Pledgee and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right with respect to any future breach or default or of any past breach or default not completely cured thereby. In addition to the rights and remedies granted to it in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Loans, the Pledgee shall have rights and remedies of a secured party under the UCC.

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13.3 Successors and Assigns. This Pledge Agreement and all obligations of each Pledgor hereunder shall be binding upon the successors and assigns of each Pledgor and shall, together with the rights and remedies of the Pledgee hereunder, inure to the benefit of the Pledgee, and its successors and assigns.

13.4 Waiver; Amendment. None of the terms and conditions of this Pledge Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor and the Pledgee.

13.5 Invalidity. If any provision of this Pledge Agreement shall at any time, for any reason, be declared invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Pledge Agreement, or the validity of this Pledge Agreement as a whole and, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible. The invalidity and unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

13.6 Notices. Any notice, request or other communication to be given or made under this Pledge Agreement to each Pledgor or the Pledgee shall be in writing. Such notice, request or other communication shall be deemed to have been duly given or made when it shall be delivered by hand, international courier (confirmed by facsimile), or facsimile (with a hard copy delivered within two (2) Business Days) to each Pledgor or the Pledgee to which it is required or permitted to be given or made at such party’s address specified below or at such other address as such party shall have designated by notice to the party given or making such notice, request or other communication, it being understood that the failure to deliver a copy of any notice, request or other communication to a party to whom copies are to be sent shall not affect the validity of any such notice, request or other communication or constitute a breach of this Pledge Agreement.

If to the Bell:

Greg P. Bell

4522 West Village Dr, Tampa, Florida 33624

gbell@b3enterprises.net

If to B2 Management:

4522 West Village Drive, Suite 215, Tampa, FL

Attn: Greg P. Bell, CEO

gbell@b3enterprises.net

If to the B2digital:

B2digital, Inc.

4522 West Village Drive, Suite 215, Tampa, FL

Attn: Greg P. Bell, CEO

gbell@b3enterprises.net

If to the Pledgee:

GS CAPITAL PARTNERS, LLC

1 East Liberty Street, Suite 600

Reno, NV 85901

Attn: Gabe Sayegh

13.7 Counterparts; Electronic Delivery. This Pledge Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of this Pledge Agreement by electronic transmission or a recognized electronic document signature and delivery system shall be deemed as effective as delivery of an originally executed counterpart. In the event that each Pledgor delivers an executed counterpart of this Pledge Agreement by electronic transmission or a recognized electronic document signature and delivery system, each Pledgor shall also deliver an originally executed counterpart as soon as practicable, but the failure of each Pledgor to deliver an originally executed counterpart of this Pledge Agreement shall not affect the validity or effectiveness of this Pledge Agreement.

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13.8 References. References herein to Sections, Exhibits and Schedules are to be construed as references to sections of, exhibits to, and schedules to, this Pledge Agreement, unless the context otherwise requires.

13.9 Headings. In this Pledge Agreement, Section headings are inserted for convenience of reference only and shall not be taken into account in the interpretation of this Pledge Agreement.

13.10 Termination. When all of the Loans shall have been fully satisfied, the Pledgee agrees that it shall forthwith release each Pledgor from its Loans hereunder and the Pledgee, at the request and expense of each Pledgor, shall promptly execute and deliver to each Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Pledge Agreement, and the Irrevocable Proxies shall terminate forthwith and be delivered to each Pledgor forthwith together with the other items furnished to the Pledgee pursuant to this Pledge Agreement.

SECTION 14. Applicable Law, Jurisdiction and Waivers.

14.1 Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to principles of conflicts of laws thereof. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.

14.2 MANDATORY FORUM SELECTION. ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH THE AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THE AGREEMENT (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN NEVADA. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH NEVADA LAW.

14.3 WAIVER OF IMMUNITY. TO THE EXTENT THAT ANY PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM SUIT, JURISDICTION OF ANY COURT OR ANY LEGAL PROCESS (WHETHER THROUGH ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OF A JUDGMENT, OR FROM ANY OTHER LEGAL PROCESS OR REMEDY) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT.

14.4 WAIVER OF JURY TRIAL. EACH PLEDGOR AND THE PLEDGEE HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS PLEDGE AGREEMENT

14.5 WAIVER OF SERVICE. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

14.6 Other Remedies. Pledgors recognize that any breach by them of the covenants contained herein will cause irreparable harm to the Pledgee for which a monetary remedy may not be adequate. Therefore, for every breach or threatened or anticipated breach by Pledgors, Pledgors consent to equitable remedies, including injunctive relief against them, from any court of competent jurisdiction, without the necessity of showing any actual damages or that monetary damages would not afford an adequate remedy, and without the necessity of posting any bond or other security. The aforementioned equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages, or other available forms of relief. Pledgors agree to be liable to the Pledgee for its reasonable attorney’s fees resulting from his breach or threatened breach of this Agreement. Nothing herein shall be construed as prohibiting the Pledgee from pursuing any other remedies available to the Pledgee at law or in equity for such breach or threatened breach, including the recovery of damages from the Pledgors.

[-signature page follows-]

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IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed the day and year first above written.

PLEDGORS:	PLEDGEE

Greg P. Bell	GS Capital Partners LLC

By: /s/ Greg P. Bell	By: ________________________
Greg P. Bell, an Individual	Gabe Sayegh, President

B2 Management Group LLC

By: /s/ Greg P. Bell

Greg P. Bell, Sole Member and CEO

B2digital, Inc.

By: /s/ Greg P. Bell

Greg P. Bell, CEO

B2 Productions LLC

By: /s/ Greg P. Bell

Greg P. Bell, CEO

One More Gym Tuscaloosa LLC

By: /s/ Greg P. Bell

Greg P. Bell, CEO

One More Gym Birmingham, Inc.

By: /s/ Greg P. Bell

Greg P. Bell, CEO

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SCHEDULE A

Note Date	Maturity Date	Principal Amount
8/4/20	4/18/22*	$156,000.00
10/2/20	4/18/22*	$205,000.00
10/15/20	4/18/22*	$172,000.00
11/2/20	4/18/22*	$69,000.00
11/12/20	4/18/22*	$69,000.00
12/10/20	4/18/22*	$80,000.00
1/14/21	4/18/22*	$107,000.00
1/27/21	4/18/22*	$60,000.00
4/26/21	4/26/22*	$153,000.00
4/30/21	4/30/22*	$104,000.00
5/25/21	5/25/22*	$104,000.00
6/24/21	6/24/22*	$185,652.00
7/27/21	7/27/22*	$265,000.00
8/5/21	8/5/22*	$129,800.00
8/11/21	8/11/22*	$151,500.00
8/20/21	8/20/22*	$151,500.00
8/30/21	8/30/22*	$140,650.00
9/2/21	9/2/22*	$216,385.00
9/17/21	9/17/22*	$270,480.00
9/30/21	9/30/22*	$270,480.00
10/19/21	10/19/22*	$270,480.00
11/3/21	11/3/22*	$270,480.00
11/16/21	11/16/22*	$324,576.00
11/30/21	11/30/22*	$270,480.00
12/15/21	12/15/22*	$270,480.00
12/23/21	12/23/22	$54,100.00
1/4/22	1/4/23	$270,480.00
1/19/22	1/19/23	$270,480.00
2/2/22	2/2/23	$270,480.00
2/15/22	2/15/23	$270,480.00
3/1/22	3/1/23	$270,480.00
3/16/22	3/16/23	$270,480.00
4/1/22	4/1/23	$270,480.00
4/15/22	4/15/23	$270,480.00
4/29/22	4/29/23	$270,480.00
5/26/22	5/26/23	$135,240.00
Total		$7,090,603.00

*The Maturity Date for these promissory notes have been extended pursuant to an amendment.

9

SCHEDULE B

Issuer	Beneficial Owner	Title of Shares Pledged	Number of Shares	Certificate Number
B2digital, Inc.	B2 Management Group LLC	Series A Preferred stock	850,000
B2digital, Inc.	Greg P. Bell	Series B Preferred stock	40,000,000

10

EXHIBIT A-1 IRREVOCABLE PROXY

The undersigned, the registered and beneficial owners of the below described capital stock of B2digital, Inc, a corporation incorporated under the laws of the State of Delaware (“BTDG”), hereby make, constitute and appoint, GS Capital Partners LLC, (the “Pledgee”), with full power to appoint a nominee or nominees to act hereunder from time to time, the true and lawful attorney and proxy of the undersigned to vote a total of 40,000,000 shares of the capital stock of BTDG in the form of Series B Preferred Stock, at all annual and special meetings of the shareholders of BTDG and to take any action by written consent with the same force and effect as the undersigned might or could do, hereby ratifying and confirming all that the said attorney or its nominee or nominees shall do or cause to be done by virtue hereof.

The said capital stock has been pledged (the “Pledge”) to the Pledgee pursuant and subject to a Pledge Agreement, dated as of July 7, 2022, by and between the undersigned and the Pledgee.

This power and proxy is coupled with an interest and is irrevocable and shall remain irrevocable so long as the Pledge is outstanding and is in full force and effect.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed on July 7, 2022.

/s/ Greg P. Bell

Greg P. Bell, an individual

11

EXHIBIT A-2

IRREVOCABLE PROXY

The undersigned, the registered and beneficial owner of the below described capital stock of B2digital, Inc., a corporation incorporated under the laws of the State of Delaware (“BTDG”), hereby make, constitute and appoint, GS Capital Partners LLC, (the “Pledgee”), with full power to appoint a nominee or nominees to act hereunder from time to time, the true and lawful attorney and proxy of the undersigned to vote a total of 850,000 shares of the capital stock of BTDG in the form of Series A Preferred Stock, at all annual and special meetings of the shareholders of BTDG and to take any action by written consent with the same force and effect as the undersigned might or could do, hereby ratifying and confirming all that the said attorney or its nominee or nominees shall do or cause to be done by virtue hereof.

The said capital stock has been pledged (the “Pledge”) to the Pledgee pursuant and subject to a Pledge Agreement, dated as of July 7, 2022, by and between the undersigned and the Pledgee.

This power and proxy is coupled with an interest and is irrevocable and shall remain irrevocable so long as the Pledge is outstanding and is in full force and effect.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed on July 7, 2022.

B2 MANAGEMENT GROUP LLC

By: /s/ Greg P. Bell

Greg P. Bell, Sole Member and CEO

12

EXHIBIT B-1

INSTRUMENT OF TRANSFER

FOR VALUE RECEIVED:  Greg P. Bell

hereby sells, assigns and transfers unto: GS Capital Partners LLC (82-1042853)

40,000,000 shares of Series B Preferred Stock of B2digital, Inc.

standing in my (our) name(s) on the books of said corporation represented by Certificate(s) No.(s). 0100  herewith, and do hereby irrevocably constitute and appoint    GS Capital Partners LLC   attorney to transfer the said stock on the books of said corporation with full power of substitution in the premises, This Instrument is given for collateral purposes only pursuant to that certain Pledge Agreement between the undersigned and GS Capital Partners LLC dated July 7, 2022.

Dated ________________

/s/ Greg P. Bell

Greg P. Bell, an individual

In presence of

___________________________

13

EXHIBIT B-2

INSTRUMENT OF TRANSFER

FOR VALUE RECEIVED:   B2 Management Group LLC

hereby sells, assigns and transfers unto GS Capital Partners LLC (82-1042853)

850,000 shares of Series A Preferred Stock of B2digital, Inc.

standing in my (our) name(s) on the books of said corporation represented by Certificate(s) No.(s).  0100  herewith, and do hereby irrevocably constitute and appoint GS Capital Partners LLC attorney to transfer the said stock on the books of said corporation with full power of substitution in the premises, This Instrument is given for collateral purposes only pursuant to that certain Pledge Agreement between the undersigned and GS Capital Partners LLC dated July 7, 2022.

Dated ______________

B2 MANAGEMENT GROUP LLC

By: /s/ Greg P. Bell

Greg P. Bell, Sole Member and CEO

In presence of

___________________________

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